MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.



FUND LOGO



Semi-Annual Report

December 31, 1999




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of December 31, 1999

Venezuela                                   0.2%
Brazil                                     12.1%
Spain                                       0.1%
Hungary                                     2.6%
Czech Republic                              0.4%
Poland                                      0.9%
Russia                                      1.7%
Greece                                      2.0%
Turkey                                      2.9%
India                                       9.0%
Thailand                                    2.4%
China                                       0.5%
Hong Kong                                   0.7%
South Korea                                16.9%
Mexico                                     13.2%
Peru                                        0.3%
Argentina                                   0.9%
Egypt                                       0.2%
South Africa                               10.2%
Israel                                      2.1%
Malaysia                                    5.4%
Indonesia                                   1.9%
Singapore                                   0.6%
Taiwan                                     10.1%
Philippines                                 0.9%

[FN]
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


DEAR SHAREHOLDER

During the six-month period ended December 31, 1999, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +21.89, +21.35%, +21.34% and +21.85%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included.) The total return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index rose 18.98% during the same period. The Fund's outperformance is attributable to stock selection in South Korea, India, South Africa and Mexico compared to their relative markets.

Investment Overview
Emerging stock market gains in 1999 more than reversed the declines from the previous two years with a 66.41% rise during 1999, as measured by the MSCI EMF Index. We believe this rally was based on fundamental factors, and we believe it can continue. These factors include: the strength of US demand for goods, an upturn in the commodity cycle, the recovery of several of the countries that were in crisis, the improved perception of risk in emerging markets, and a revaluation of the companies involved in technology and Internet-related businesses.

A factor that was an important impetus early in 1999 was the growth policy bias in the world's major economies. Most notably, the monetary policy of the US Federal Reserve Board was relatively easy and US demand was strong. This reflationary bias was also pervasive in Europe and in Japan. Prices of some commodities recovered and this was beneficial to producers and exporters. This recovery supported portfolio holdings such as Companhia Vale do Rio Doce 'A' (Preferred) in Brazil and Impala Platinum Holdings Limited in South Africa. The strength of US demand for electronics goods benefited semiconductor makers such as Samsung Electronics, the largest holding in our portfolio, and Taiwan Semicon-ductor Manufacturing Company, an integrated circuit foundry.

A clear beneficiary of reflation has been Mexico because of its trading relationship with the United States and its exports of oil. Mexican economic growth projections were raised throughout 1999, supported by a recovery in indicators such as industrial production, exports and retail sales. As these came through, corporate earnings estimates were revised upward as well.

An example of a company whose earnings outlook is improving is Tubos de Acero de Mexico SA (Tamsa), a Mexican seamless pipe producer. For most of 1999, the stock had languished at all-time lows given the poor outlook for both of these sectors. However, the recent surge in oil prices has prompted oil companies to expand their rig drilling projects for 2000. This bodes well for Tamsa as it dominates the deep well pipe market. We also like the fact that each of a few producers affects the market in the seamless pipe industry but does not control it. This prevented the huge price declines witnessed earlier in 1999 for other more commodity-like steels. Tamsa is a subsidiary of the Italian DST group, which controls more than 30% of the global market and therefore enjoys a certain amount of price protection. Tamsa stock has begun to move given the turnaround in sentiment.

During the period, another driving factor was evidence that the economies in Asia were recovering and that critical reforms were being undertaken to prevent a recurrence of the crises. The greatest progress in recovery has been made by South Korea at the same time that its banking sector is undergoing reforms. Furthermore, important companies throughout the region were restructuring by disposing of non-core assets. The Siam Cement Public Company Limited, one of our holdings in Thailand, is an example.

At the same time, the perception of risk by international investors in the emerging markets improved. This was evident in the successful issuances of securities by entities from Brazil, Malaysia, South Korea and Thailand in foreign markets. This allowed interest rates and the cost of capital to decline and stocks to rally.

Finally, a unique factor in 1999 was the positive reassessment and revaluation by investors of the telecommunications and technology companies in emerging markets. The stocks of companies in related businesses--including Internet service providers, software developers and cellular phone operators--rallied strongly in 1999. Nearly every initial public offering in this area was extremely successful. We expect the revaluation of these companies to sustain their rallies, and we believe we have positioned the Fund to participate in several of them, including Videsh Sanchar Nigam Ltd.
(VSNL).

VSNL is an Indian company whose core business is to provide international long distance services. The company's monopoly position enables them to dominate access to the Internet and to sell international bandwidth to Internet service providers. The potential for VSNL to develop its Internet businesses is extremely attractive to us, but its basic telephony business is compelling on its own as it upgrades its network and as the Indian telephone traffic volume expands. Furthermore, in our opinion, its valuation implies that it is one of the most inexpensive telecommunications companies in the world.

In Conclusion
On January 19, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Middle East/Africa Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, open-end management investment companies. Both entities have a similar investment objective and are managed by Merrill Lynch Asset Management, L.P.

We believe that the long-term potential of emerging markets is just starting to be realized, and that in recent years, crises have set the stage for stronger performance. We thank you for your continued interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



January 21, 2000


To reduce shareholder expenses, Merrill Lynch Developing Capital
Markets Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/99                       +67.59%        +58.79%
Five Years Ended 12/31/99                 + 3.01         + 1.90
Ten Years Ended 12/31/99                  + 7.47         + 6.89


 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/99                       +65.96%        +61.96%
Five Years Ended 12/31/99                 + 1.93         + 1.93
Inception (7/01/94) to 12/31/99           + 2.19         + 2.19


 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/99                       +65.95%        +64.95%
Five Years Ended 12/31/99                 + 1.94         + 1.94
Inception (10/21/94) to 12/31/99          - 0.39         - 0.39


 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/99                       +67.33%        +58.54%
Five Years Ended 12/31/99                 + 2.76         + 1.66
Inception (10/21/94) to 12/31/99          + 0.41         - 0.62

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                                                             Ten Years/
                                                       3 Month            12 Month        Since Inception
As of December 31, 1999                              Total Return       Total Return        Total Return
ML Developing Capital Markets Fund Class A Shares+      +31.16%            +67.59%            +105.49%
ML Developing Capital Markets Fund Class B Shares       +30.85             +65.96             + 12.65
ML Developing Capital Markets Fund Class C Shares       +30.87             +65.95             -  1.99
ML Developing Capital Markets Fund Class D Shares       +31.06             +67.33             +  2.16

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund's ten year/since inception periods are ten years for Class A
 Shares, from 7/01/94 for Class B Shares and  from 10/21/94 for Class
 C & Class D Shares.

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                          (in US dollars)
                                     Shares                                                                        Percent of
AFRICA       Industries               Held                   Investments                                  Value    Net Assets
South        Banking                  97,400    Nedcor Limited                                          $  2,169,724    1.0%
Africa
             Beverages               119,617    South African Breweries PLC                                1,217,565    0.5
                                          35    South African Breweries PLC (c)                                  356    0.0
                                                                                                        ------------  ------
                                                                                                           1,217,921    0.5

             Beverages & Tobacco      99,200    Rembrandt Group Limited                                      945,223    0.4

             Computers               110,200  ++Dimension Data Holdings Limited                              691,662    0.3

             Financial Services    1,576,289    FirstRand Limited                                          2,255,503    1.0

             Gold Mines               50,661    AngloGold Limited (ADR)(a)                                 1,301,354    0.6

             Health Insurance        360,046    Sanlam Limited                                               503,479    0.2

             Insurance                28,151    Liberty Life Association of Africa Limited                   324,995    0.1
                                      33,014    Standard Bank Investment Corporation Limited                 137,156    0.1
                                                                                                        ------------  ------
                                                                                                             462,151    0.2

             Metals--Non-Ferrous      49,723    Anglo American PLC                                         3,201,676    1.4
                                     593,432    Gencor Limited                                             2,581,188    1.1
                                      56,395    Impala Platinum Holdings Limited                           2,283,310    1.0
                                                                                                        ------------  ------
                                                                                                           8,066,174    3.5

             Miscellaneous            52,103    De Beers (ADR)(a)                                          1,507,730    0.7
             Materials &             553,968    Nampak Limited                                             1,666,408    0.7

             Commodities                                                                                   3,174,138    1.4
             Retail                1,159,941    Metro Cash and Carry Limited                               1,320,258    0.6
                                     211,720    Pepkor Limited                                               998,354    0.4
                                                                                                        ------------  ------
                                                                                                           2,318,612    1.0

             Retail--Stores           17,524    Edgars Consolidated Stores Limited                           223,965    0.1

             Steel                       379    Iscor Limited                                                  1,437    0.0

                                                Total Investments in Africa (Cost--$17,803,235)           23,331,343   10.2



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
                                     Shares                                                                        Percent of
EUROPE       Industries               Held                   Investments                                  Value    Net Assets
Czech        Banking--                21,508  ++Komercni Banka AS                                       $    349,152    0.1%
Republic     International

             Telephone                38,387  ++SPT Telecom AS                                               619,941    0.3
             Networks

                                                Total Investments in the Czech Republic                      969,093    0.4


Greece       Banking                   8,210    Alpha Credit Bank                                            643,106    0.3

             Beverages                17,352  ++Hellenic Bottling Co.                                        398,866    0.2

             Building & Construction   7,108    Titan Cement Company                                         424,206    0.2

             Cellular Telephones      18,328    Panafon Hellenic Telecom Co.                                 246,179    0.1

             Telecommunications      163,869    Hellenic Telecommunication Organization SA
                                                (OTE) (ADR)(a)                                             1,956,186    0.8
                                      31,900  ++STET Hellas Telecommunications SA (ADR)(a)                   964,975    0.4
                                                                                                        ------------  ------
                                                                                                           2,921,161    1.2

                                                Total Investments in Greece                                4,633,518    2.0


Hungary      Banking                  20,658    OTP Bank Rt. (GDR)(b)                                      1,192,999    0.6

             Oil & Related            56,942  ++MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)                   1,167,311    0.5

             Telecommunications        1,183    Magyar Tavkozlesi Rt (ADR)(a)                                 42,588    0.0
                                     483,941    Magyar Tavkozlesi Rt.--Matav                               3,391,573    1.5
                                                                                                        ------------  ------
                                                                                                           3,434,161    1.5

                                                Total Investments in Hungary                               5,794,471    2.6


Poland       Banking                  16,808  ++Bank Polska Kasa Opieki Grupa Pekao SA                       218,545    0.1
                                      53,882    Wielkopolski Bank Kredytowy SA                               365,302    0.2
                                                                                                        ------------  ------
                                                                                                             583,847    0.3

             Financial Services       17,000    Bank Rozwoju Eksportu SA (BRE)                               539,225    0.2

             Multi-Industry           22,778  ++Elektrim Spolka Akcyjna SA                                   226,125    0.1

             Telephone                62,661    Telekomunikacja Polska SA                                    411,165    0.2
             Communications           53,800    Telekomunikacja Polska SA (GDR)(b)                           336,250    0.1
                                                                                                        ------------  ------
                                                                                                             747,415    0.3

                                                Total Investments in Poland                                2,096,612    0.9


Russia       Energy Sources        2,025,000    Irkutskenergo                                                151,875    0.1
                                      35,138    LUKoil Holding (ADR)(a)                                    1,827,176    0.8
                                                                                                        ------------  ------
                                                                                                           1,979,051    0.9

             Oil/Integrated--        109,632    Surgutneftegaz (ADR)(a)                                    1,574,250    0.7
             International

             Telecommuni-          3,268,800    Bashinformsvyaz                                              137,290    0.1
             cations                 150,704    Nizhnovsvyazinform                                           128,098    0.0
                                                                                                        ------------  ------
                                                                                                             265,388    0.1

             Utilities--           2,066,208    Bashkirenergo                                                115,708    0.0
             Electric

                                                Total Investments in Russia                                3,934,397    1.7


Spain        Internet Content          2,400  ++Terra Networks, SA                                           131,111    0.1

                                                Total Investments in Spain                                   131,111    0.1


Turkey       Banking             107,161,218  ++Turkiye Garanti Bankasi AS                                 1,620,959    0.7
                                  95,296,123    Yapi ve Kredi Bankasi AS                                   2,944,494    1.3
                                                                                                        ------------  ------
                                                                                                           4,565,453    2.0

             Beverages             8,186,933    Ege Biracilik Ve Malt Sanayii AS                             626,744    0.3

             Electronics           2,234,000  ++Vestel Elektronik Sanayi ve Ticaret AS                       535,731    0.2

             Retail                1,413,861    Migros Turk TAS                                              912,841    0.4

                                                Total Investments in Turkey                                6,640,769    2.9

                                                Total Investments in Europe (Cost--$22,362,999)           24,199,971   10.6


LATIN
AMERICA

Argentina    Oil & Related           203,276    Perez Companc SA 'B'                                       1,040,773    0.5

             Real Estate              17,083    IRSA Inversiones y Representaciones SA (GDR)(b)              550,927    0.2

             Telecommunications        9,022    Telecom Argentina Stet-France Telecom SA (ADR)(a)(c)         309,004    0.1
                                       7,819    Telefonica de Argentina SA (ADR)(a)                          241,412    0.1
                                                                                                        ------------  ------
                                                                                                             550,416    0.2

                                                Total Investments in Argentina                             2,142,116    0.9


Brazil       Banking              13,270,320    Banco Itau SA (Preferred)                                  1,140,188    0.5
                                      35,027    Uniao de Bancos Brasileiros SA (Unibanco) (GDR)(b)         1,055,188    0.5
                                                                                                        ------------  ------
                                                                                                           2,195,376    1.0

             Beverages             2,521,861    Companhia Cervejaria Brahma (Preferred)                    1,845,264    0.8
                                       5,163    Companhia Cervejaria Brahma (Preferred) (ADR)(a)              72,282    0.0
                                                                                                        ------------  ------
                                                                                                           1,917,546    0.8

             Metals & Steel          141,122    Companhia Vale do Rio Doce 'A' (Preferred)                 3,911,364    1.7

             Oil & Related         9,425,734    Petroleo Brasileiro SA--Petrobras (Preferred)              2,403,458    1.1

             Retail                   37,134    Companhia Brasileira de Distribuicao Grupo Pao
                                                de Acucar (ADR)(a)                                         1,199,892    0.5

             Telecommuni-        172,922,000    Embratel Participacoes SA                                  2,894,814    1.3
             cations              63,490,526    Tele Celular Sul Participacoes SA                            138,314    0.1
                                      18,500    Tele Centro Oeste Celular Participacoes SA (ADR)(a)          120,250    0.1
                                       6,400    Tele Leste Celular Participacoes SA (ADR)(a)                 272,000    0.1
                                       2,900    Tele Nordeste Celular Participacoes SA (ADR)(a)              146,450    0.1
                                     143,622    Tele Norte Leste Participacoes SA (ADR)(a)                 3,662,361    1.6
                                       8,896    Tele Sudeste Celular Participacoes SA (ADR)(a)               345,276    0.1
                                      42,623  ++Telecomunicacoes Brasileiras SA--Telebras (ADR)(a)               666    0.0
                                      18,417    Telecomunicacoes Brasileiras SA--Telebras
                                                (Preferred Block) (ADR)(a)                                 2,366,584    1.0
                                       7,980    Telesp Celular Participacoes SA (ADR)(a)                     338,152    0.1
                                  73,248,526    Telesp Participacoes SA                                    1,015,491    0.4
                                      44,699    Telesp Participacoes SA (ADR)(a)                           1,092,332    0.5
                                                                                                        ------------  ------
                                                                                                          12,392,690    5.4


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
LATIN
AMERICA                              Shares                                                                        Percent of
(concluded)  Industries               Held                   Investments                                  Value    Net Assets
Brazil       Utilities            39,450,000    Centrais Eletricas Basileiras SA--Eletrobras            $    864,007    0.4%
(concluded)  --Electric          124,982,270    Companhia Energetica de Minas Gerais SA
                                                --CEMIG (Preferred)                                        2,805,866    1.2
                                                                                                        ------------  ------
                                                                                                           3,669,873    1.6

                                                Total Investments in Brazil                               27,690,199   12.1


Mexico       Beverages & Tobacco     131,725    Panamerican Beverages, Inc. 'A' (US Registered Shares)     2,708,595    1.2

             Broadcasting/Media      109,881  ++Grupo Televisa SA (GDR)(b)                                 7,499,378    3.3
                                     456,215    TV Azteca, SA de CV (ADR)(a)                               4,105,935    1.8
                                                                                                        ------------  ------
                                                                                                          11,605,313    5.1

             Building Materials       87,775    Cemex, SA de CV                                              491,503    0.2
                                      57,009  ++Cemex, SA de CV (ADR)(a)                                   1,589,126    0.7
                                       3,563    Cemex, SA de CV (ADR) (Warrants)(a)(d)                        14,697    0.0
                                       5,000    Cemex, SA de CV (Warrants)(d)                                  4,226    0.0
                                                                                                        ------------  ------
                                                                                                           2,099,552    0.9

             Diversified Companies    47,142  ++Grupo Sanborns, SA 'B1'                                      102,104    0.0

             Financial Services--    102,500  ++Grupo Financiero Banamex Accival, SA de CV
                                                (Banacci) 'O'                                                412,058    0.2

             Commercial            1,822,400    Grupo Financiero Bancomer, SA de CV 'O'                      762,462    0.3
                                                                                                        ------------  ------
                                                                                                           1,174,520    0.5

             Food                    445,545  ++Grupo Industrial Bimbo, SA de CV 'A'                         988,531    0.4

             Healthcare/             714,360    Kimberly-Clark de Mexico, SA de CV 'A'                     2,784,985    1.2
             Personal Care

             Multi-Industry          215,292  ++Grupo Carso, SA de CV 'A1'                                 1,066,793    0.5

             Steel                    49,089    Tubos de Acero de Mexico SA (ADR)(a)                         665,770    0.3

             Telecommunications       61,873    Telefonos de Mexico SA (ADR)(a)                            6,960,712    3.1

                                                Total Investments in Mexico                               30,156,875   13.2


Peru         Financial Services       58,000    Credicorp Limited                                            696,000    0.3

                                                Total Investments in Peru                                    696,000    0.3


Venezuela    Telecommunications       15,076    Compania Anonima Nacional Telefonos de Venezuela
                                                (CANTV) (ADR)(a)                                             371,246    0.2

                                                Total Investments in Venezuela                               371,246    0.2

                                                Total Investments in Latin America (Cost--42,834,101)     61,056,436   26.7


MIDDLE
EAST


Egypt        Banking                  29,677  ++Commercial International Bank (GDR)(b)(c)                    418,446    0.2

                                                Total Investments in Egypt                                   418,446    0.2

Israel       Banking                 416,306    Bank Hapoalim                                              1,298,072    0.6
                                     552,450    Bank Leumi Le-Israel                                       1,163,473    0.5
                                                                                                        ------------  ------
                                                                                                           2,461,545    1.1

             Software--Computer        7,440  ++Check Point Software Technologies Ltd.                     1,477,770    0.6

             Telecommunications      161,009  ++Bezeq Israeli Telecommunication Corporation Ltd.             803,105    0.4

                                                Total Investments in Israel                                4,742,420    2.1

                                                Total Investments in the Middle East
                                                (Cost--3,833,167)                                          5,160,866    2.3


PACIFIC
BASIN/ASIA

China        Electrical &            578,500    Eastern Communication Co., Ltd. 'B'                          376,025    0.2
             Electronics

             Machinery &           2,775,774    Qingling Motor Company 'H'                                   339,249    0.2
             Engineering

             Utilities--           1,741,000    Beijing Datang Power Generation Company Limited 'H'          288,935    0.1
             Electric

                                                Total Investments in China                                 1,004,209    0.5


Hong Kong    Building Products    10,665,219  ++Anhui Conch Cement Co. Ltd. 'H'                              850,693    0.4

             Telecommunications &     31,000  ++i-CABLE Communications Limited (ADR)(a)                      790,500    0.3
             Equipment

                                                Total Investments in Hong Kong                             1,641,193    0.7


India        Banking                 122,543    State Bank of India                                          633,284    0.3

             Building Products           100    Associated Cement Companies Ltd.                                 571    0.0

             Business & Public        57,500    Pentafour Software & Exports Ltd. (New Shares)             1,766,383    0.8
             Services                 32,441  ++Satyam Computer Services Limited                           1,640,326    0.7
                                                                                                        ------------  ------
                                                                                                           3,406,709    1.5

             Chemicals                   160    Reliance Industries Ltd.                                         860    0.0
                                     177,795  ++Reliance Industries Ltd.                                     955,408    0.4
                                                                                                        ------------  ------
                                                                                                             956,268    0.4

             Computer Software         6,447  ++Infosys Technologies Limited                               2,151,903    0.9

             Energy Sources           24,930  ++BSES Ltd. (GDR)(b)                                           311,625    0.1
                                         682    Bombay Electrical Supply                                       2,995    0.0
                                                                                                        ------------  ------
                                                                                                             314,620    0.1

             Financial Services      837,015    ICICI Ltd.                                                 1,770,646    0.8
                                      46,250  ++ICICI Ltd. (ADR)(a)                                          682,187    0.3
                                                                                                        ------------  ------
                                                                                                           2,452,833    1.1

             Food & Household         49,685  ++Hindustan Lever Limited                                    2,570,505    1.1
             Products

             Leisure & Tourism        37,997  ++EIH Limited                                                  174,739    0.1

             Metals--Non-Ferrous     100,314    Hindalco Industries Ltd.                                   1,856,812    0.8
                                       5,015    Hindalco Industries Ltd. (GDR)(b)                            116,097    0.1
                                                                                                        ------------  ------
                                                                                                           1,972,909    0.9

             Oil & Gas Producers      45,119    Bharat Petroleum Corporation Ltd.                            407,306    0.2

             Oil Services                200  ++Hindustan Petroleum Corporation Ltd.                             842    0.0

             Pharmaceutical--          1,129    Ranbaxy Laboratories Limited (GDR)(b)                         24,386    0.0
             Prescription


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
PACIFIC
BASIN/ASIA                           Shares                                                                        Percent of
(continued)  Industries               Held                   Investments                                  Value    Net Assets
India        Software--               48,000    Wipro Limited                                           $  2,870,508    1.2%
(concluded)  Application
             Development

             Telecommunications       70,740    Videsh Sanchar Nigam Ltd. (GDR)(b)                         1,718,982    0.8

             Tobacco                  53,000    ITC Limited                                                  810,416    0.4

                                                Total Investments in India                                20,466,781    9.0


Indonesia    Banking              38,428,000  ++PT Bank Internasional Indonesia                              826,409    0.3

             Foods/Food              714,000  ++PT Indofood Sukses Makmur Tbk                                895,699    0.4
             Processing

             Forest Products/      2,181,000  ++PT Indah Kiat Pulp & Paper Corporation Tbk                   859,892    0.4
             Paper & Packaging

             Telecommunications       25,526    PT Indosat (Persero) Tbk (ADR)(a)                            552,000    0.2
                                   2,240,000    PT Telekomunikasi Indonesia                                1,276,559    0.6
                                                                                                        ------------  ------
                                                                                                           1,828,559    0.8

                                                Total Investments in Indonesia                             4,410,559    1.9


Malaysia     Banking                 432,000    Malayan Banking Berhad                                     1,534,737    0.7

             Energy Sources          302,000    Petronas Gas Berhad                                          707,316    0.3

             Leisure                 594,000    Resorts World Berhad                                       1,703,842    0.7

             Telecommunications    1,608,000    Telekom Malaysia Berhad                                    6,220,421    2.7

             Tobacco                 141,100    British American Tobacco Berhad                            1,076,816    0.5

             Utilities--Electric     450,000    Tenaga Nasional Berhad                                     1,160,526    0.5

                                                Total Investments in Malaysia                             12,403,658    5.4


Philippines  Banking                 103,084    Metropolitan Bank & Trust Company                            743,641    0.3

             Utilities--             427,490    Manila Electric Company 'B'                                1,222,919    0.6
             Electric & Gas

                                                Total Investments in the Philippines                       1,966,560    0.9

Singapore    Electronic Components    19,917  ++Chartered Semiconductor Manufacturing
                                                Limited (ADR)(a)                                           1,434,024    0.6

                                                Total Investments in Singapore                             1,434,024    0.6


South        Automobile               45,153  ++Hyundai Motor Company Ltd.                                   716,083    0.3
Korea
             Banking                  46,350  ++Housing & Commercial Bank, Korea                           1,470,132    0.6
                                      79,028    Kookmin Bank                                               1,239,382    0.5
                                                                                                        ------------  ------
                                                                                                           2,709,514    1.1

             Chemicals                15,530    Honam Petrochemical Corporation                              217,557    0.1
                                      34,820    L.G. Chemical Limited                                      1,101,355    0.5
                                                                                                        ------------  ------
                                                                                                           1,318,912    0.6

             Computer Software        17,670    Haansoft Inc.                                                818,892    0.4

             Distribution            458,540  ++Kolon International Corporation                            2,262,400    1.0

             Electronic Components     4,506    Samsung Display Devices Co., Ltd.                            187,386    0.1

             Electronics              57,931    Samsung Electronics                                       13,576,781    5.9

             Finance                  35,960    Daewoo Securities                                            407,124    0.2
                                       7,480    Dongwon Securities                                           161,463    0.1
                                      24,510    Hyundai Securities                                           479,403    0.2
                                      11,974    LG Investment & Securities Company Limited                   203,611    0.1
                                      18,785    Samsung Securities Company Ltd.                              569,334    0.2
                                                                                                        ------------  ------
                                                                                                           1,820,935    0.8

             Food                      9,250    Cheil Jedang Corporation                                   1,067,621    0.5
                                       6,110    Cheil Jedang Corporation (Preferred)                         274,546    0.1
                                                                                                        ------------  ------
                                                                                                           1,342,167    0.6

             Oil & Gas Producers      24,520    SK Corporation                                               743,161    0.3

             Steel                    32,746    Pohang Iron & Steel Company Ltd. (ADR)(a)                  1,146,110    0.5

             Telecommunications       78,901    Korea Telecom Corporation (ADR)(a)                         5,897,850    2.6
                                       6,500  ++Korea Thrunet Co., Ltd. (Class A)                            440,375    0.2
                                      41,331    SK Telecom Co. Ltd. (ADR)(a)(c)                            1,586,070    0.7
                                                                                                        ------------  ------
                                                                                                           7,924,295    3.5

             Utilities--             131,340    Korea Electric Power Corporation                           4,073,276    1.8
             Electric

                                                Total Investments in South Korea                          38,639,912   16.9

Taiwan       Banking                     567    Bank Sinopac                                                     334    0.0
                                   3,749,266  ++E. Sun Commercial Bank                                     1,475,572    0.7
                                                                                                        ------------  ------
                                                                                                           1,475,906    0.7

             Building Products       250,600    Asia Cement Corporation                                      220,413    0.1
                                     256,800    Taiwan Cement Corporation                                    265,147    0.1
                                                                                                        ------------  ------
                                                                                                             485,560    0.2

             Chemicals             1,138,887    Formosa Plastic Corporation                                2,268,338    1.0

             Computer Equipment      150,150    Compal Electronics Inc.                                      504,806    0.2

             Computers               119,000    Quanta Computer Inc.                                         932,887    0.4

             Electrical              157,000  ++Chroma Ate Inc.                                              460,293    0.2
             Instruments

             Electronic              434,636  ++Mosel Vitelic, Inc.                                          692,537    0.3
             Components

             Electronic/             858,000  ++Vanguard International Semiconductor Corporation           1,121,032    0.5
             Semiconductors

             Electronics             662,000  ++United Microelectronics Corporation, Ltd.                  2,362,779    1.0

             Financial Securities    698,300    Grand Cathay Securities Corporation                          456,187    0.2

             Financial Services      514,400  ++China Development Industrial Bank Inc.                       819,630    0.4

             Health Insurance        503,450    Cathay Life Insurance Co., Ltd.                            1,211,296    0.5

             Semiconductors        1,825,640  ++Taiwan Semiconductor Manufacturing Company                 9,715,802    4.3

             Wire & Cable            782,000  ++Pacific Electrical Wire & Cable Co. Ltd.                     553,231    0.2

                                                Total Investments in Taiwan                               23,060,284   10.1


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
PACIFIC
BASIN/ASIA                           Shares                                                                        Percent of
(concluded)  Industries               Held                   Investments                                  Value    Net Assets
Thailand     Banking                 527,700  ++Bangkok Bank Public Company Limited 'Foreign'           $  1,335,416    0.6%
                                   1,297,000    Siam Commercial Bank Public Company Limited
                                                (Warrants)(d)                                                604,622    0.3
                                     805,200  ++Thai Farmers Bank Public Company Limited 'Foreign'         1,351,295    0.6
                                                                                                        ------------  ------
                                                                                                           3,291,333    1.5

             Broadcasting/Media      150,860    BEC World Public Company Limited 'Foreign'                 1,068,960    0.5

             Building Materials       27,549  ++The Siam Cement Public Company Limited                       918,789    0.4

             Computers                10,300  ++Shin Corporations Public Company Limited                      86,702    0.0

                                                Total Investments in Thailand                              5,365,784    2.4

                                                Total Investments in the Pacific Basin/Asia
                                                (Cost--$77,514,120)                                      110,392,964   48.4


             Total Investments (Cost--$164,347,622)                                                      224,141,580   98.2

             Other Assets Less Liabilities                                                                 4,217,318    1.8
                                                                                                        ------------  ------
             Net Assets                                                                                 $228,358,898  100.0%
                                                                                                        ============  ======


           ++Non-income producing security.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          +++On October 21, 1998, the Fund's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999.
             The discount will be amortized on a daily basis from 12% to zero
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.


             See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1999
Assets:             Investments, at value (identified cost--$164,347,622)                                 $  224,141,580
                    Foreign cash                                                                               5,927,091
                    Receivables:
                      Securities sold                                                    $    2,915,760
                      Capital shares sold                                                       899,447
                      Dividends                                                                 336,657
                      Foreign forward exchange contracts                                        197,368        4,349,232
                                                                                         --------------
                    Prepaid expenses and other assets                                                             23,757
                                                                                                          --------------
                    Total assets                                                                             234,441,660
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    3,134,505
                      Capital shares redeemed                                                 1,329,904
                      Custodian bank                                                            664,572
                      Investment adviser                                                        203,730
                      Distributor                                                                97,552        5,430,263
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       652,499
                                                                                                          --------------
                    Total liabilities                                                                          6,082,762
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  228,358,898
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $      617,539
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   690,248
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   138,623
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   157,257
                    Paid-in capital in excess of par                                                         424,452,339
                    Accumulated investment loss--net                                                          (1,119,779)
                    Accumulated distributions in excess of investment income--net                             (2,542,794)
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                       (226,354,912)
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net                                       (27,312,230)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         59,632,607
                                                                                                          --------------
                    Net assets                                                                            $  228,358,898
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $89,439,723 and 6,175,394 shares
Value:                       outstanding                                                                  $        14.48
                                                                                                          ==============
                    Class B--Based on net assets of $96,905,813 and 6,902,483 shares
                             outstanding                                                                  $        14.04
                                                                                                          ==============
                    Class C--Based on net assets of $19,387,043 and 1,386,230 shares
                             outstanding                                                                  $        13.99
                                                                                                          ==============
                    Class D--Based on net assets of $22,626,319 and 1,572,569 shares
                             outstanding                                                                  $        14.39
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1999
Investment Income:  Dividends (net of $160,928 foreign withholding tax)                                   $    1,229,295
                    Interest and discount earned                                                                 114,500
                                                                                                          --------------
                    Total income                                                                               1,343,795
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    1,007,888
                    Account maintenance and distribution fees--Class B                          433,417
                    Custodian fees                                                              248,308
                    Transfer agent fees--Class B                                                159,963
                    Transfer agent fees--Class A                                                123,886
                    Accounting services                                                         105,887
                    Account maintenance and distribution fees--Class C                           85,415
                    Printing and shareholder reports                                             62,041
                    Professional fees                                                            51,539
                    Registration fees                                                            35,027
                    Transfer agent fees--Class C                                                 32,087
                    Transfer agent fees--Class D                                                 30,306
                    Account maintenance fees--Class D                                            24,039
                    Directors' fees and expenses                                                 22,302
                    Dividend fees                                                                13,406
                    Pricing fees                                                                  6,320
                    Other                                                                        21,743
                                                                                         --------------
                    Total expenses                                                                             2,463,574
                                                                                                          --------------
                    Investment loss--net                                                                      (1,119,779)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized            Investments--net                                                        5,188,911
Gain on               Foreign currency transactions--net                                         73,175        5,262,086
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                       35,236,462
--Net:                Foreign currency transactions--net                                      1,188,658       36,425,120
                                                                                         --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             41,687,206
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   40,567,427
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                          December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                        1999             1999
Operations:         Investment income (loss)--net                                        $  (1,119,779)   $    3,568,319
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         5,262,086     (124,742,946)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   36,425,120      102,522,043
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          40,567,427      (18,652,584)
                                                                                         --------------   --------------

Distributions to    In excess of realized gain on investments--net:
Shareholders:         Class A                                                                        --         (567,181)
                      Class B                                                                        --         (682,842)
                      Class C                                                                        --         (135,257)
                      Class D                                                                        --         (129,720)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --       (1,515,000)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (24,843,465)    (215,573,715)
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  15,723,962     (235,741,299)
                    Beginning of period                                                     212,634,936      448,376,235
                                                                                         --------------   --------------
                    End of period                                                        $  228,358,898   $  212,634,936
                                                                                         ==============   ==============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                           Class A++
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999       1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $  11.88   $  10.44  $  17.23  $  15.05   $  13.35
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.03)       .18       .08       .36        .23
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.63       1.32     (6.18)     2.21       1.71
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.60       1.50     (6.10)     2.57       1.94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.12)     (.28)      (.24)
                      In excess of investment income--net                   --         --      (.09)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.69)     (.39)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.48   $  11.88  $  10.44  $  17.23   $  15.05
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.89%+++  14.60%   (36.00%)   17.66%     14.82%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.87%*     1.97%     1.63%     1.53%      1.54%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.54%)*    1.94%      .53%     2.32%      1.66%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 89,440   $ 83,115  $219,422  $471,790   $342,884
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class B++
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,       For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999       1999      1998     1997        1996
Per Share           Net asset value, beginning of period              $  11.57   $  10.28  $  17.04  $  14.90   $  13.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.09)       .08      (.07)      .19        .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.56       1.27     (6.08)     2.20       1.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.47       1.35     (6.15)     2.39       1.78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.07)     (.14)      (.12)
                      In excess of investment income--net                   --         --      (.06)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.61)     (.25)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.04   $  11.57  $  10.28  $  17.04   $  14.90
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.35%+++  13.37%   (36.68%)   16.39%     13.63%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.92%*     3.04%     2.67%     2.57%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (1.59%)*     .91%     (.53%)    1.22%       .65%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 96,906   $ 92,104  $164,929  $398,468   $302,183
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


                                                                                          Class C++
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999       1999     1998       1997       1996
Per Share           Net asset value, beginning of period              $  11.53   $  10.24  $  16.99  $  14.87   $  13.22
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.09)       .08      (.07)      .18        .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.55       1.27     (6.08)     2.20       1.70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.46       1.35     (6.15)     2.38       1.79
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.07)     (.15)      (.14)
                      In excess of investment income--net                   --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.60)     (.26)      (.14)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.99   $  11.53  $  10.24  $  16.99   $  14.87
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.34%+++  13.42%   (36.69%)   16.37%     13.68%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.93%*     3.04%     2.68%     2.58%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (1.60%)*     .90%     (.51%)    1.19%       .67%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 19,387   $ 17,768  $ 32,339  $ 71,769   $ 46,983
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D++

                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,        For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999      1999      1998      1997        1996
Per Share           Net asset value, beginning of period              $  11.81   $  10.41  $  17.19  $  15.02   $  13.33
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.05)       .16       .04       .32        .21
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.63       1.30     (6.15)     2.20       1.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.58       1.46     (6.11)     2.52       1.90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.11)     (.24)      (.21)
                      In excess of investment income--net                   --         --      (.08)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.67)     (.35)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.39   $  11.81  $  10.41  $  17.19   $  15.02
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.85%+++  14.26%   (36.13%)   17.30%     14.55%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.12%*     2.20%     1.88%     1.78%      1.76%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.79%)*    1.74%      .28%     2.06%      1.48%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 22,626   $ 19,648  $ 31,686  $ 73,686   $ 57,821
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========



                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's consolidated financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overdraft which resulted from management estimates of available cash.

(i) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                      .25%           .75%
Class C                                      .25%           .75%
Class D                                      .25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                MLFD     MLPF&S

Class A                         $246     $ 3,847
Class D                         $887     $13,124


For the six months ended December 31, 1999, MLPF&S received contingent deferred sales charges of $93,974 and $1,392 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $104,769 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $56,851,501 and $76,040,564, respectively.

Net realized gains (losses) for the six months ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments              $5,189,038    $59,793,959
Short-term investments                   (127)            --
Foreign currency transactions        (124,193)      (161,352)
Forward foreign exchange
contracts                             197,368             --
                                   ----------    -----------
Total                              $5,262,086    $59,632,607
                                   ==========    ===========


As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $59,793,959, of which $73,476,701 related to appreciated securities and $13,682,742 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $164,347,622.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $24,843,465 and $215,573,715 for the six months ended December 31, 1999 and for the year ended June 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           278,749  $   3,438,690
Shares redeemed                    (1,100,883)   (13,149,977)
                                 ------------  -------------
Net decrease                         (822,134) $  (9,711,287)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,619,556  $  15,898,255
Shares issued to shareholders
in reinvestment of distributions       59,063        489,047
                                 ------------  -------------
Total issued                        1,678,619     16,387,302
Shares redeemed                   (15,707,343)  (133,315,366)
                                 ------------  -------------
Net decrease                      (14,028,724) $(116,928,064)
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           398,980  $   4,657,048
Automatic conversion of shares       (92,954)     (1,063,210)
Shares redeemed                    (1,360,974)   (15,872,773)
                                 ------------  -------------
Net decrease                       (1,054,948) $ (12,278,935)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount
Shares sold                         1,372,844  $  12,591,100
Shares issued to shareholders
in reinvestment of distributions       73,184        594,258
                                 ------------  -------------
Total issued                        1,446,028     13,185,358
Automatic conversion of shares       (190,641)    (1,779,556)
Shares redeemed                    (9,342,483)   (83,600,044)
                                 ------------  -------------
Net decrease                       (8,087,096) $ (72,194,242)
                                 ============  =============



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Class C Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            85,438  $     987,908
Shares redeemed                      (240,171)    (2,779,757)
                                 ------------  -------------
Net decrease                         (154,733) $  (1,791,849)
                                 ------------  -------------


Class C Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           302,107  $   2,904,136
Shares issued to shareholders
in reinvestment of distributions       14,361        116,179
                                 ------------  -------------
Total issued                          316,468      3,020,315
Shares redeemed                    (1,933,187)   (17,202,260)
                                 ------------  -------------
Net decrease                       (1,616,719) $ (14,181,945)
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           147,987  $   1,804,837
Automatic conversion of shares         90,895      1,063,210
                                 ------------  -------------
Total issued                          238,882      2,868,047
Shares redeemed                      (329,335)    (3,929,441)
                                 ------------  -------------
Net decrease                          (90,453) $  (1,061,394)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           630,224  $   5,544,815
Automatic conversion of shares        187,608      1,779,556
Shares issued to shareholders
in reinvestment of distributions       13,643        112,554
                                 ------------  -------------
Total issued                          831,475      7,436,925
Shares redeemed                    (2,213,300)   (19,706,389)
                                 ------------  -------------
Net decrease                       (1,381,825) $ (12,269,464)
                                 ============  =============


5. Commitments:
At December 31, 1999, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $92,000 and $588,000, respectively.


6. Capital Loss Carryforward:
At June 30, 1999, the Fund had a net capital loss carryforward of approximately $226,180,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On January 19, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditons, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Middle East/Africa Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, open-end management investment companies. Both entities have a similar investment objective and are managed by MLAM.



PORTFOLIO INFORMATION

Ten Largest Equity Holdings                            Percent of
As of December 31, 1999                                Net Assets

Samsung Electronics                                        5.9%
Taiwan Semiconductor Manufacturing Company                 4.3
Grupo Televisa SA (GDR)                                    3.3
Telefonos de Mexico SA (ADR)                               3.1
Telekom Malaysia Berhad                                    2.7
Korea Telecom Corporation (ADR)                            2.6
TV Azteca, SA de CV (ADR)                                  1.8
Korea Electric Power Corporation                           1.8
Companhia Vale do Rio Doce 'A' (Preferred)                 1.7
Tele Norte Leste Participacoes SA (ADR)                    1.6


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Grace Pineda, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch
Developing Capital Markets Fund, Inc. have recently retired. The
Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.